Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement dated July 29, 2026

to the currently effective Guggenheim Funds Trust Summary Prospectus dated January 31, 2026,

as supplemented from time to time, for Guggenheim Active INvestment Series (GAINS) – Core Plus Fund (to

be renamed “Guggenheim Active INvestment Series (GAINS) – Core-Core Plus Fund,” effective on or about September 14, 2026) (the “Fund”)

This supplement provides new and additional information beyond that contained in the Summary

Prospectus and should be read in conjunction with the foregoing document.

Effective September 27, 2026, the Fund’s Summary Prospectus is revised as follows:

The following replaces in its entirety the first sentence of the first paragraph under the heading “Principal Investment Strategies” in the Fund’s Summary Prospectus:

The Fund intends to pursue its investment objective by investing, under normal circumstances, primarily in debt securities.

Please retain this supplement for future reference.

SUPP-SUM-GUCPX-0726x0127